China Contribution Plan	12 Months Ended
Dec. 31, 2019
CHINA CONTRIBUTION PLAN [Abstract]
China Contribution Plan

17.           CHINA CONTRIBUTION PLAN

The Company’s subsidiaries and VIEs in the PRC participate in a government-mandated multi-employer defined contribution plan, pursuant to which certain retirement, medical and other welfare benefits are provided to employees. Chinese labor regulations require the Company’s PRC based subsidiaries and VIEs to pay to the local labor bureau a monthly contribution at a stated contribution rate based on the monthly compensation of qualified employees. The Sogou Group has no further legal obligation beyond its monthly contribution.

For the years ended December 31, 2017, 2018, and 2019, the Sogou Group contributed a total of approximately US$33,290, US$40,094, and US$39,990, respectively.